WT MUTUAL FUND
Wilmington Multi-Manager International Fund
Supplement Dated June 16, 2009
to the Institutional and A Shares Prospectuses
Dated November 1, 2008
The information in this Supplement contains new and additional information beyond that in the Institutional and A Share Prospectuses (the “Prospectuses”) of the Wilmington Multi-Manager International Fund (the “Fund”) dated November 1, 2008, and should be read in conjunction with those Prospectuses.
Effective June 15, 2009, Rodney Square Management Corporation (“RSMC”) has engaged Parametric Portfolio Associates LLC (“PPA”) to manage a portion of the Fund’s assets pursuant to PPA’s developed markets strategy in addition to the portion of the Fund being managed under PPA’s emerging markets strategy. Accordingly, the Prospectuses are revised as follows:
•	On pages 27-28 of each of the Prospectuses, the section entitled “Parametric Portfolio Associates, LLC (“PPA”)” is deleted in its entirety and replaced with the following:
Parametric Portfolio Associates, LLC (“PPA”)
RSMC allocates portions of the International Fund’s assets to be managed by PPA pursuant to its emerging markets strategy and its developed markets strategy, each of which is described below.
Emerging Markets Strategy. PPA provides emerging market exposure through its disciplined and structured investment approach that emphasizes broad exposure to emerging market countries, economic sectors and issuers. A company is considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries. Emerging market countries are countries that are generally considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their own authorities as developing. The portfolio manager may identify other emerging market countries on the basis of market capitalization and liquidity and may consider issuers as emerging market issuers based on their inclusion (or consideration for inclusion) as emerging market issuers in one or more broad-based market indices. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. PPA seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors and issuers. This strategy utilizes targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by the portfolio manager. The portfolio manager selects and allocates across countries based on factors such as size, liquidity, level of economic development, local economic diversification, perceived risk and potential for growth.
PPA maintains a bias to broad inclusion; that is, it allocates its portfolio holdings to more emerging market countries rather than fewer emerging market countries. Relative to capitalization-weighted country indexes, individual country allocation targets emphasize the less represented emerging market countries. PPA’s country allocations are rebalanced periodically to their target weight which has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries which have underperformed. Within each country, PPA seeks to maintain exposure across key economic sectors such as industrial / technology, consumer, utilities, basic industry / resource and financial.
Relative to capitalization-weighted country indexes, the portfolio managers target weights to these sectors to emphasize the less represented sectors. The portfolio managers select individual securities as representative of their economic sectors and generally weight them by their relative capitalization within that sector.
Developed Markets (ex-U.S.) Strategy. PPA uses a quantitative approach to build a developed countries portfolio in accordance with RSMC’s allocation instructions with respect to “growth” style securities and “value” style securities. PPA invests in a representative sample of securities of the MSCI World ex USA Index. The portfolio is constructed to track a blend of the growth and value portions of the MSCI World ex USA Index, weighted to reflect RSMC’s style allocation. PPA will manage the portfolio to have similar characteristics to those of growth and value components of the MSCI World ex USA Index, including such measures as size, dividend yield, price-to-earnings ratio, relative volatility, industry, economic sector exposure and price-to-book ratio. This essentially means building a portfolio with a growth portion based on the MSCI World ex USA Growth Index and a value portion based on a MSCI World ex USA Value Index. The percentage amount allocated to the growth and value portions of the Index will be determined by RSMC and the allocation to growth or value may range from 0% to 100%. It is not expected that PPA will hold all of the securities that are included in the MSCI World ex USA Index or its growth or value component. The MSCI World ex USA Index currently includes securities from the following developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.
The performance of the developed markets strategy implemented by PPA in the Fund and that of the Index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC’s allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of the MSCI ex USA World Index’s growth and value components by selecting a portion of the stocks represented in the Index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. Notwithstanding these strategies, there is no assurance that PPA’s investment performance will equal or approximate that of the index.
•	On page 50 of each of the Prospectuses, the following should be inserted immediately before the paragraph entitled “Principal Global Investors, LLC”:

Investment policy decisions for PPA’s developed markets strategy are made on a team basis by Tom Seto and Brooke Beresh.

Brooke Beresh oversees portfolio management in PPA’s Private Client Direct Group — primarily serving PPA’s wealth management and family office client base. Ms. Beresh’s team manages U.S., non-U.S. and global Tax-Managed Core portfolios as well as custom portfolio management mandates. Prior to joining PPA in 2005, she specialized in derivatives at Bank of America and later Washington Mutual. She also held consulting positions with Andersen Consulting (now Accenture). Ms. Beresh holds an M.B.A. and B.S. in Electrical Engineering from the University of Michigan.

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